ALLIANCE
              ----------------------------------------------------
                                VARIABLE PRODUCTS
              ----------------------------------------------------
                                   SERIES FUND
              ----------------------------------------------------
                                  GLOBAL DOLLAR
              ----------------------------------------------------
                              GOVERNMENT PORTFOLIO
              ----------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Global Dollar Government Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVES

The Portfolio seeks a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests primarily in sovereign debt obligations of developing countries and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative with regards to the issuer's capacity to pay interest and repay principal.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                   9.37%
5 Years                                  6.87%
Since Inception (5/94)                   10.21%

Total returns are based on net asset value (NAV) performance for Class A Shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Over the 12-month period ended December 31, 2001, the Portfolio returned 9.37% as compared to the -0.79% return of its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). The Portfolio's position in Russia was a key factor in its outperformance. Contributing favorably to Russia's overall economic picture and investor confidence were continued fiscal reforms, economic growth and increased geopolitical importance. In addition, the decision to underweight Brazil also enhanced the Portfolio's performance. The overweight position in Mexico contributed positively to performance, as the government continued to take steps toward implementing needed fiscal reforms. Security selection within Russia and Mexico also contributed to the Portfolio's outperformance.

Until October, the Portfolio held an overweight position in Argentina. Argentine bond prices fell due to growing concerns that the country would be unable to make its foreign debt payments. The strong U.S. dollar (the Argentine peso had been pegged to the U.S. dollar), deficient labor reforms and a lack of competitive industries also had a negative impact on Argentine bonds. By the end of November, the Fund had entirely eliminated its Argentine holdings.

The Portfolio's holdings of corporate debt contributed positively to its performance relative to the benchmark, which measures only emerging-market debt. Specifically, the holdings of Korean bank debt added to the Portfolio's performance. The corporate sector outperformed emerging markets for the period, aided by low interest rates, a steep yield curve and substantial market liquidity.

MARKET REVIEW

Led by the economic slowdown in the U.S., the global economy decelerated during the 12-month period. Reduced business investment and falling exports were the chief detractors from global growth while consumer spending was the primary contributor. The events of September 11 sent shock waves through global financial markets, undermining consumer and investor confidence, key ingredients that were required for global economic recovery. In an effort to restore confidence and provide liquidity in the markets, global central banks responded quickly by cutting interest rates, following the example set by the U.S. Federal Reserve.

In the U.S., restrained capital spending, inventory reductions, shrinking investments and weaker export performance significantly slowed the economy over the 12-month period. U.S. gross domestic product (GDP) dropped from 0.80% in the first half of 2001 to a revised -1.10% in the third quarter, ending a record period of economic expansion.

Emerging-market debt was the poorest performing sector of the bond market for the period under review. Although most emerging-market countries posted positive returns, the overall performance of the sector was significantly dampened by the negative performance of Argentina, which represented a significant overweight within the index and returned -66.85% for the period.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

Violent protests due to economic hardship and rising unemployment led to the collapse of the Argentine government at the end of December. In an effort to end the civil unrest, the government has halted the country's debt payments and ended the fixed exchange rate with the U.S. dollar, thus devaluing the currency.

Weakness in neighboring Brazil also dampened overall returns in the emerging markets, with Brazil returning 7.19% for the period. The currency weakened due to outside events such as the volatility in Argentina and investors' flight to safer assets after the events of September 11.

Positive growth and an improving outlook benefited Russia, making it the top performer within the index with a return of 55.81% for the 12-month period. Prospects for continued International Monetary Fund (IMF) support improved after Russia repaid its Paris Club obligations. Negotiators for Russia and the Paris Club were able to agree on setting fiscal and monetary targets and structural reform objectives (i.e., tax and banking reforms and other regulatory improvements).

Other individual countries posting positive returns included Ecuador at 36.06% and Colombia at 30.79%. Sentiment regarding Ecuador remained positive as the country continues to exceed IMF targets. Ecuador, growing at a rate of 5% with tax revenues increasing and posting a fiscal surplus, is perhaps the only Latin credit with improving fundamentals.

Mexico posted a return of 14.21%, despite the negative impact made by a slowing U.S. economy. Mexican industries, such as tourism and exports, declined as a result of the drop in travel and strictness in border security. The industries most affected were electronics, textiles, chemicals and auto parts provided by Mexican plants to American car manufacturers. Falling global oil prices also had a negative impact.

INVESTMENT OUTLOOK

Accelerating liquidity, improving consumer confidence, a deceleration in the unemployment rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with GDP reaching a 3.5% annualized pace by the fourth quarter. We believe the U.S. Federal Reserve's monetary policy will remain largely unchanged for the first half of the year; tighter policy is expected in the latter half of 2002. In this environment, interest rates will gradually trend higher, and the yield curve will flatten somewhat.

We expect growth to accelerate in all emerging market economies as developed economies begin to demand more imports and global risk aversion dissipates. Recent signs of de-coupling within the asset class are encouraging. The crisis in Argentina had relatively minor effects on other emerging market countries. Neighboring Brazil appears to be adapting well, which we find especially encouraging.

The economic slowdown in the U.S. will continue to affect economic growth in Mexico, however, fiscal discipline remains intact and the budget deficit is likely to remain flat at 0.65%. The deep integration with the U.S. markets should lead to lower interest rates and better credit ratios in 2002, and we expect to see continued currency stability.

We appreciate your investment in Alliance Global Dollar Government Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Wayne Lyski

Wayne Lyski
Senior Vice President and Portfolio Manager

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

   [The following table was depicted as a line chart in the printed material.]

JP Morgan Emerging Markets Bond Index Plus: $24,118
Global Dollar Government Portfolio: $21,075

                          Global Dollar             J.P. Morgan Emerging
                       Government Portfolio        Markets Bond Index Plus
--------------------------------------------------------------------------
    5/31/94*                 $10,000                      $10,000
    12/31/94                 $ 9,840                      $ 9,761
    12/31/95                 $12,101                      $12,374
    12/31/96                 $15,115                      $17,238
    12/31/97                 $17,115                      $19,481
    12/31/98                 $13,400                      $16,685
    12/31/99                 $16,894                      $21,019
    12/31/00                 $19,269                      $24,310
    12/31/01                 $21,075                      $24,118

*Since Inception: 5/94


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The JP Morgan Emerging Markets Bond Index Plus (JPM EMB+) tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 5/2/94.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                                    Shares or
                                                    Principal
                                                     Amount
                                                      (000)        U.S. $ Value
------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-75.1%

COLLATERALIZED BRADY BONDS-6.0%
BULGARIA-3.1%
Republic of Bulgaria FRN
   4.563%, 7/28/24 ............................    $       400      $   355,520
                                                                    -----------
PERU-0.5%
Republic of Peru
   4.00%, 3/07/17 .............................             80           56,000
                                                                    -----------
VENEZUELA-2.4%
Republic of Venezuela FRN
   6.75%, 3/31/20 .............................            300          266,064
                                                                    -----------
Total Collateralized Brady Bonds
   (cost $589,774) ............................                         677,584
                                                                    -----------
NON-COLLATERALIZED BRADY BONDS-2.6%
BRAZIL-2.3%
Republic of Brazil
   8.00%, 4/15/14 .............................            332          254,348
                                                                    -----------
PERU-0.3%
Republic of Peru PDI
   4.50%, 3/07/17 .............................             50           38,375
                                                                    -----------
Total Non-Collateralized Brady Bonds
   (cost $276,694) ............................                         292,723
                                                                    -----------
SOVEREIGN DEBT SECURITIES-66.5%
BRAZIL-21.7%
Republic of Brazil
   11.00%, 8/17/40 ............................          3,175        2,436,811
                                                                    -----------
DOMINICAN REPUBLIC-0.9%
Republic of Dominican Republic
   9.50%, 9/27/06 (a) .........................            100          102,250
                                                                    -----------
ECUADOR-2.9%
Republic of Ecuador
   5.00%, 8/15/30 (a) .........................            700          330,750
                                                                    -----------
GUATEMALA-0.7%
Republic of Guatemala
   10.25%, 11/08/11 (a) .......................             80           84,600
                                                                    -----------
JAMAICA-0.7%
Government of Jamaica
   11.625%, 1/15/22 ...........................             80           77,600
                                                                    -----------
MEXICO-2.3%
United Mexican States, Warrants,
   expiring 6/01/03 ...........................            461              461
United Mexican States-Global Bonds
   8.125%, 12/30/19 ...........................            200          195,300
   11.50%, 5/15/26 ............................             50           63,250
                                                                    -----------
                                                                        259,011
                                                                    -----------

                                                   Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
PANAMA-2.3%
Republic of Panama-Global Bonds
   10.75%, 5/15/20 ............................    $       150      $   158,850
Republic of Panama
   9.375%, 4/01/29 ............................            100          103,900
                                                                    -----------
                                                                        262,750
                                                                    -----------
PHILIPPINES-3.0%
Republic of Philippines
   9.875%, 1/15/19 ............................            200          189,300
   10.625%, 3/16/25 ...........................            150          146,850
                                                                    -----------
                                                                        336,150
                                                                    -----------
QATAR-0.5%
State of Qatar
   9.75%, 6/15/30 (a) .........................             45           51,638
                                                                    -----------
RUSSIA-23.3%
Russia Ministry of Finance
   3.00%, 5/14/06 .............................            620          430,900
   3.00%, 5/14/08 .............................            100           56,000
Russian Federation
   5.00%, 3/31/30 (a) .........................          3,675        2,136,094
                                                                    -----------
                                                                      2,622,994
                                                                    -----------
TRINIDAD & TOBAGO-2.0%
Republic of Trinidad & Tobago
   9.75%, 7/01/20 (a) .........................            200          220,500
                                                                    -----------
TURKEY-4.5%
Republic of Turkey
   11.375%, 11/27/06 ..........................            100          101,750
   11.75%, 6/15/10 ............................             20           19,600
   11.875%, 1/15/30 ...........................            400          385,600
                                                                    -----------
                                                                        506,950
                                                                    -----------
UKRAINE-1.7%
Government of Ukraine
   11.00%, 3/15/07 ............................            197          186,050
                                                                    -----------
Total Sovereign Debt Securities
   (cost $6,523,277) ..........................                       7,478,054
                                                                    -----------
Total Sovereign Debt Obligations
   (cost $7,389,745) ..........................                       8,448,361
                                                                    -----------
CORPORATE DEBT OBLIGATIONS-12.2%
BANKING-1.7%
Chohung Bank
   11.875%, 4/01/10 (a) .......................            100          109,500
Hanvit Bank
   12.75%, 3/01/10 (a) ........................             70           78,225
                                                                    -----------
                                                                        187,725
                                                                    -----------
COMMUNICATIONS-1.3%
Mobile Telesystems Finance SA
   10.95%, 12/21/04 (a) .......................            150          148,875
                                                                    -----------
ENERGY-0.4%
Monterrey Power SA
   9.625%, 11/15/09 (a) .......................             45           47,936
                                                                    -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                  Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
INDUSTRIAL-4.1%
Pemex Project Funding
   Master Trust
   8.00%, 11/15/11 (a) ........................    $       250      $   251,875
   8.50%, 2/15/08 .............................            200          208,500
                                                                    -----------
                                                                        460,375
                                                                    -----------
PUBLIC UTILITIES-TELEPHONE-0.9%
PTC International Finance II SA
   11.25%, 12/01/09 ...........................            100          100,500
                                                                    -----------
YANKEE BONDS-3.8%
Petroleos Mexicanos
   9.25%, 3/30/18 .............................            400          414,000
Transportacion Maritima Mexicana SP
   9.25%, 5/15/03 .............................             12            9,990
                                                                    -----------
                                                                        423,990
                                                                    -----------
Total Corporate Debt Obligations
   (cost $1,332,662) ..........................                       1,369,401
                                                                    -----------
SHORT-TERM INVESTMENT-3.5%
REPURCHASE AGREEMENT-3.5%
State Street Bank & Trust Co.
   1.70%, dated 12/31/01, due
   1/02/02 in the amount of
   $400,038 (collateralized by
   $ 420,000 FNMA, 6.072%,
   3/01/33, value $411,600)
   (cost $400,000) ............................            400          400,000
                                                                    -----------
TOTAL INVESTMENTS-90.8%
   (cost $9,122,407) ..........................                      10,217,762
Other assets less liabilities-9.2% ............                       1,030,769
                                                                    -----------
NET ASSETS-100% ...............................                     $11,248,531
                                                                    ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $3,562,243 or 31.7% of net assets.

      Glossary of Terms:

      FNMA-Federal National Mortgage Association.
      FRN -Floating Rate Note.
      PDI -Past Due Interest.

      See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                        Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $9,122,407) .....     $ 10,217,762
   Cash ......................................................           75,174
   Receivable for investment securities sold .................          664,587
   Interest receivable .......................................          310,919
   Receivable due from Adviser ...............................            2,247
   Receivable for capital stock sold .........................            1,293
                                                                   ------------
   Total assets ..............................................       11,271,982
                                                                   ------------
LIABILITIES
   Payable for capital stock redeemed ........................            2,125
   Accrued expenses ..........................................           21,326
                                                                   ------------
   Total liabilities .........................................           23,451
                                                                   ------------
NET ASSETS ...................................................     $ 11,248,531
                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................     $      1,058
   Additional paid-in capital ................................       13,933,050
   Undistributed net investment income .......................        1,129,524
   Accumulated net realized loss on investments ..............       (4,910,456)
   Net unrealized appreciation of investments ................        1,095,355
                                                                   ------------
                                                                   $ 11,248,531
                                                                   ============
Class A Shares
   Net assets ................................................     $ 11,248,531
                                                                   ============
   Shares of capital stock outstanding .......................        1,058,424
                                                                   ============
   Net asset value per share .................................     $      10.63
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ..................................................     $  1,229,945
   Dividends .................................................            4,556
                                                                   ------------
   Total investment income ...................................        1,234,501
                                                                   ------------
EXPENSES
   Advisory fee ..............................................           79,927
   Administrative ............................................           69,000
   Custodian .................................................           65,791
   Audit and legal ...........................................           23,531
   Printing ..................................................            9,882
   Directors' fees ...........................................            1,381
   Transfer agency ...........................................              937
   Miscellaneous .............................................            2,320
                                                                   ------------
   Total expenses ............................................          252,769
   Less: expenses waived and reimbursed (see Note B) .........         (151,528)
                                                                   ------------
   Net expenses ..............................................          101,241
                                                                   ------------
   Net investment income .....................................        1,133,260
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions ..............       (1,136,359)
   Net realized loss on options written ......................           (3,550)
   Net change in unrealized appreciation/depreciation
      of investments .........................................          964,480
                                                                   ------------
   Net loss on investments and options written ...............         (175,429)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................     $    957,831
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                        Year Ended       Year Ended
                                                                       December 31,     December 31,
                                                                            2001             2000
                                                                       =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...........................................   $   1,133,260    $   1,120,087
   Net realized gain (loss) on investments and options written .....      (1,139,909)         427,260
   Net change in unrealized appreciation/depreciation of investments         964,480         (296,891)
                                                                       -------------    -------------
   Net increase in net assets from operations ......................         957,831        1,250,456
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Class A .......................................................      (1,095,933)      (1,112,048)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .........................................       1,963,274         (853,612)
                                                                       -------------    -------------
   Total increase (decrease) .......................................       1,825,172         (715,204)
NET ASSETS
   Beginning of period .............................................       9,423,359       10,138,563
                                                                       -------------    -------------
   End of period (including undistributed net investment income of
     $1,129,524 and $1,090,252, respectively) ......................   $  11,248,531    $   9,423,359
                                                                       =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Global Dollar Government Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

such class, except that the portfolio's Class B shares bear the distribution fees.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to recognition of bond premium, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investments. This reclassification had no effect on net assets.

8. Change in Accounting Principle

As required, effective January 1, 2001, the Portolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $1,134 reduction in cost of investments and a corresponding $1,134 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $2,161, decrease net unrealized appreciation of investments by $918, and decrease net realized loss on investment transactions by $3,079. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, such waivers/reimbursements amounted to $151,528.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $937 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                                          Alliance Variable Products Series Fund
================================================================================

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ............................           $ 17,832,531
U.S. government and agencies ...........................                     -0-
Sales:
Stocks and debt obligations ............................           $ 15,989,408
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $9,195,409. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................           $  1,031,892
Gross unrealized depreciation ..........................                 (9,539)
                                                                   ------------
Net unrealized appreciation ............................           $  1,022,353
                                                                   ============

Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                      2001               2000
                                                  ===========         ==========
Distributions paid from::
   Ordinary income ..........................     $ 1,095,933         $1,112,048
                                                  -----------         ----------
Total taxable distributions .................       1,095,933          1,112,048
                                                  -----------         ----------
Total distributions paid ....................     $ 1,095,933         $1,112,048
                                                  ===========         ==========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...............     $ 1,129,740
                                                  -----------
Accumulated earnings ........................       1,129,740
Accumulated capital and other losses ........      (4,837,670)(a)
Unrealized appreciation/(depreciation) ......       1,022,353 (b)
                                                  -----------
Total accumulated earnings/(deficit) ........     $(2,685,577)
                                                  ===========

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $4,420,272 of which $1,609,599 expires in the year 2006, $2,129,840 expires in the year 2007 and $680,833 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $417,398.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------

NOTE F: Capital Stock There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                      ------------------------------    --------------------------------
                                                  SHARES                            AMOUNT
                                      ------------------------------    --------------------------------
                                       Year Ended       Year Ended       Year Ended       Year Ended
                                      December 31,     December 31,     December 31,     December 31,
                                          2001             2000             2001             2000
                                      =============    =============    =============    =============
Class A
Shares sold .......................         366,081          132,479    $   3,848,295    $   1,432,468
Shares issued in reinvestment of
   dividends ......................         103,390          111,428        1,095,933        1,112,048
Shares redeemed ...................        (286,535)        (308,447)      (2,980,954)      (3,398,128)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) ...........         182,936          (64,540)   $   1,963,274    $    (853,612)
                                      =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ----------------------------------------------------------------------
                                                                                         CLASS A
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================

                                                             2001(a)         2000           1999           1998           1997
                                                           ==========     ==========     ==========     ==========     ==========
Net asset value, beginning of period ...................   $    10.76     $    10.79     $    10.18     $    14.65     $    14.32
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (b)(c) ...........................         1.11           1.27           1.21           1.20           1.17
Net realized and unrealized gain (loss) on investment
   transactions ........................................         (.10)           .14           1.08          (4.03)           .70
                                                           ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
   operations ..........................................         1.01           1.41           2.29          (2.83)          1.87
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................        (1.14)         (1.44)         (1.68)          (.95)          (.61)
Distributions from net realized gain on investments ....           -0-            -0-            -0-          (.69)          (.93)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.14)         (1.44)         (1.68)         (1.64)         (1.54)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .........................   $    10.63     $    10.76     $    10.79     $    10.18     $    14.65
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (d) ...         9.37%         14.06%         26.08%        (21.71)%        13.23%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $   11,249     $    9,423     $   10,139     $   10,380     $   15,378
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .........          .95%           .95%           .95%           .95%           .95%
   Expenses, before waivers and reimbursements .........         2.37%          2.42%          2.29%          1.75%          1.29%
   Net investment income (b) ...........................        10.63%         11.71%         12.42%          9.49%          7.87%
Portfolio turnover rate ................................          176%           148%           117%           166%           214%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A was to decrease net investment income by less than .01 per share, decrease net realized and unrealized loss on investments by less than .01 per share and decrease the ratio of net investment income to average net assets from 10.65% to 10.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Global Dollar Government Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Global Dollar Government Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable
Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Dollar Government Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ ERNST & YOUNG LLP

New York, New York
February 12, 2002

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX                DIRECTORSHIPS
    AGE OF DIRECTOR                        OCCUPATION(S)                              OVERSEEN BY                 HELD BY
  (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                             DIRECTOR                  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                   113                      None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                  88                 Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                                 BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer
                                 of Evlico; a Director of Avon, Tandem
                                 Financial Group and Donaldson, Lufkin
                                 & Jenrette Securities Corporation. She is
                                 currently a Director of Ecolab Incorporated
                                 (specialty chemicals) and BP Amoco
                                 Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,              94                       None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board             91                       None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999-
12504 (10)                       June 2000 and President from December 1989-
                                 May 1999 of Historic Hudson Valley
                                 (historic preservation). Previously,
                                 Director of the National Academy of
                                 Design. During 1988-92, Director and
                                 Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX                DIRECTORSHIPS
    AGE OF DIRECTOR                        OCCUPATION(S)                              OVERSEEN BY                 HELD BY
  (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                             DIRECTOR                  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+ 69,    Investment Adviser and an independent                    110                      None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of
                                 New York and, prior thereto, Chief
                                 Investment Officer of the New York
                                 Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                  91                Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,                103                      None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

   NAME, ADDRESS,*              POSITION(S) HELD                          PRINCIPAL OCCUPATION
      AND AGE                      WITH FUND                             DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56              Chairman & President          See biography above.

Kathleen A. Corbet, 42          Senior Vice President         Executive Vice President of ACMC, with which she has
                                                              been associated since prior to 1997.

Alfred L. Harrison, 64          Senior Vice President         Vice Chairman of ACMC, with which he has been
                                                              associated since prior to 1997.

Wayne D. Lyski, 60              Senior Vice President         Executive Vice President of ACMC, with which he has
                                                              been associated with since prior to 1997.

Edmund P. Bergan, Jr., 51       Secretary                     Senior Vice President and the General Counsel of
                                                              Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                              Global Investor Services Inc. ("AGIS"), with which
                                                              he has been associated since prior to 1997.

Mark D. Gersten, 51             Treasurer and                 Senior Vice President of AGIS, with which he has been
                                Chief Financial Officer       associated since prior to 1997.

Thomas R. Manley, 50            Controller                    Vice President of ACMC, with which he has been associated
                                                              since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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